SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

Emclaire Financial Corp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Materials

EMCLAIRE FINANCIAL CORP

612 MAIN STREET

EMLENTON, PENNSYLVANIA 16373

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP:

Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp (the “Corporation”) will be held at 9:00 a.m., local time, on Wednesday, April 25, 2018, at the main office of the Farmers National Bank of Emlenton, 612 Main Street, Emlenton, Pennsylvania 16373, for the following purposes:

1.          To elect three (3) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.          To amend the Corporation’s Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances;

3.          To ratify the selection of Crowe Horwath LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

4.          To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only those shareholders of record at the close of business on March 1, 2018 will be entitled to notice of and to vote at the Annual Meeting.

A copy of the Corporation’s Annual Report for the fiscal year ended December 31, 2017 is being mailed with this notice.

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions: (i) over the Internet at www.voteproxy.com, (ii) by telephone at 1-800-776-9437, or (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

William C. Marsh
Chairman, President and Chief Executive Officer

March __, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2018

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2017, are available in the Financial Information section on our website at www.emclairefinancial.com.

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD APRIL 25, 2018

GENERAL

Introduction, Date, Place and Time of Meeting

This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp (the “Corporation”), a Pennsylvania business corporation and the bank holding company for the Farmers National Bank of Emlenton (the “Bank”), of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held at the main office of the Bank, 612 Main Street, Emlenton, Pennsylvania 16373, on Wednesday, April 25, 2018, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting.

The main office of the Corporation is located at 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (844) 767-2311. All inquiries should be directed to William C. Marsh, Chairman, President and Chief Executive Officer. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on March __, 2018. This Proxy Statement and the Annual Report for the fiscal year ended December 31, 2017 are available in the Financial Information section on our website at www.emclairefinancial.com and www.sec.gov.

How to Vote

Shareholders may vote (i) via the Internet at www.voteproxy.com by following the instructions contained on that website, (ii) by telephone at 1-800-776-9437, (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope, or (iv) appearing at the annual meeting and voting in person. Proxies properly executed and delivered by shareholders (via the Internet, telephone or by mail as described above) and timely received by us will be voted at the annual meeting in accordance with the instructions contained therein.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy by mail (unless you are revoking your previous proxy).

Solicitation of Proxies

The proxy solicited hereby, if properly voted via the Internet or telephone or signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors as follows: (i) FOR the nominees for director described herein; (ii) FOR the amendment of the Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances; (iii) FOR the ratification of Crowe Horwath LLP, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2018; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting. Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person.

P-1

The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. The Corporation has retained Laurel Hill Advisory Group, LLC, Jericho, New York, a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will receive a fee of $6,000 plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation. In addition to the use of the mail, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request, the Corporation will reimburse them for their reasonable forwarding expenses.

Quorum

The presence of shareholders, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the annual meeting. Abstentions, broker non-votes, which are discussed below, and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum.

Voting

At the close of business on March 1, 2018, the voting record date, the Corporation had outstanding ________ shares of common stock, $1.25 par value per share. Only shareholders of record, at the close of business on the voting record date, will be entitled to notice of and to vote at the annual meeting. Each issued and outstanding share of common stock owned on the record date will be entitled to one vote on each matter to be voted on at the annual meeting, in person or by proxy.

Directors are elected by a plurality of the votes cast with a quorum present. The three nominees for director receiving the most votes of the common stock represented in person or by proxy at the annual meeting will be elected as directors. The affirmative vote of 80% of the outstanding shares of common stock is required to amend our Articles to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances. The affirmative vote of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent registered public accounting firm.

With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect. An abstention may be specified on the proposals to amend our Articles or to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2018. Abstentions will have the same effect as a vote against these proposals.

P-2

Under rules applicable to broker-dealers, the proposal for the election of directors and to amend our Articles are considered to be non-routine matters. Brokerage firms may not vote on non-routine matters in their discretion on behalf of their clients if such clients have not furnished voting instructions. A “broker non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on non-routine matters for shares owned by the customer but held in the name of the broker. For such non-routine matters, the broker cannot vote on the proposal and reports the number of such shares as “non-votes.” Because the election of directors and the proposal to amend our Articles are not considered routine matters, there potentially can be “broker non-votes” at the annual meeting. Any “broker non-votes” submitted by brokers or nominees in connection with the annual meeting will have no effect on the vote for the election of directors. However, a broker non-vote on the proposal to amend our Articles will have the same effect as a vote against the proposal.

Accordingly, because of the required vote, abstentions, broker-non-votes and unvoted shares on the proposal to amend our Articles of Incorporation will have the same effect as a vote against the proposal. Please vote your proxy by mail, via the Internet or by telephone as soon as practicable so your vote can be counted.

Revocation of Proxies and Changing a Vote

A shareholder who votes via the Internet (as described above) or telephone (as described above) or returns a proxy via mail may revoke it at any time before it is voted by: (i) delivering written notice of revocation to Matthew J. Lucco, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (844) 767-2311; or (ii) voting in person at the annual meeting after giving written notice to the Secretary of the Corporation. Executing and returning a later-dated proxy and giving written notice thereof to the Secretary of the Corporation or voting again via the Internet or telephone will revoke the earlier voted proxy. Only the latest dated proxy, ballot or Internet or telephone proxy submitted by a shareholder prior to the annual meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2018

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2017, are available in the Financial Information section on our website at www.emclairefinancial.com or www.sec.gov.

P-3

PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION’S COMMON STOCK

Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The following table sets forth, as of the voting record date, certain information as to the common stock beneficially owned by (i) persons or groups who own more than 5% of the common stock, (ii) the directors of the Corporation, (iii) certain executive officers of the Corporation included in the Summary Compensation Table (which we refer to as “named executive officers”), and (iv) all directors and executive officers of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the voting record date.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Common Stock Beneficially Owned
The Banc Funds Company, L.L.C.	117,207	(2)	5.16%
20 North Wacker Drive, Suite 3300
Chicago, IL 60606

Directors:
Robert L. Hunter	89,792	(3)	3.95%
Robert W. Freeman	43,661	(4)	1.92%
William C. Marsh	40,646		1.79%
John B. Mason	39,042		1.72%
Nicholas D. Varischetti	34,143		1.50%
James M. Crooks	27,832	(5)	1.23%
Milissa S. Bauer	25,375	(6)	1.12%
David L. Cox	18,830	(7)	*
Mark A. Freemer	17,100		*
Deanna K. McCarrier	16,544		*
Named Executive Officers:
Matthew J. Lucco	6,627		*
Jennifer A. Roxbury	1,805		*
All directors and executive officers as a group (13 persons)	362,922		15.98%

_________________

*	Represents less than 1% of the outstanding common stock.
(1)	Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission (“SEC”) made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, a person or entity is considered to beneficially own shares of common stock if they directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting power and sole investment power with respect to the indicated shares.
(2)	According to a Schedule 13G filed jointly by Banc Fund VI L.P. ("BF VI"), an Illinois Limited Partnership, Banc Fund VII L.P. ("BF VII"), an Illinois Limited Partnership, Banc Fund VIII L.P. ("BF VIII"), and Illinois Limited Partnership, Banc Fund IX L.P. ("BF IX"), an Illinois limited partnership. The general partner of BF VI is MidBanc VI L.P. ("MidBanc VI"), whose principal business is to be a general partner of BF VI. The general partner of BF VII is MidBanc VII L.P. ("MidBanc VII"), whose principal business is to be a general partner of BF VII. The general partner of BF VIII is MidBanc VIII L.P. ("MidBanc VIII"), whose principal business is to be a general partner of BF VIII. The general partner of BF IX is MidBanc IX L.P. ("MidBanc IX"), whose principal business is to be a general partner of BF IX. MidBanc VI, MidBanc VII, MidBanc VIII, and MidBanc IX are Illinois limited partnerships. The general partner of MidBanc VI, MidBanc VII, MidBanc VIII, and MidBanc IX is The Banc Funds Company, LLC, whose principal business is to be a general partner of MidBanc VI, MidBanc VII, MidBanc VIII, and MidBanc IX. The Banc Funds Company, LLC (“The Banc Funds”) is an Illinois corporation whose principal shareholder is Charles J. Moore. Mr. Moore has been the manager of BF VI, BF VII, BF VIII, and BF IX, since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the securities held by each of those entities. As the controlling member of The Banc Funds, Mr. Moore controls The Banc Funds, and therefore each of the partnership entities directly and indirectly controlled by The Banc Funds.
(3)	Of the 89,792 shares beneficially owned by Mr. Hunter, 6,766 shares are owned individually by his spouse.
(4)	Of the 43,661 shares beneficially owned by Mr. Freeman, 1,085 shares are owned individually by his spouse.
(5)	Of the 27,832 shares beneficially owned by Mr. Crooks, 3,273 shares are owned jointly with his spouse and 635 shares are owned individually by his spouse.
(6)	Of the 25,375 shares beneficially owned by Ms. Bauer, 5,399 shares are owned jointly with her spouse and 9,178 shares are owned individually by her spouse.
(7)	Of the 18,830 shares beneficially owned by Mr. Cox, 500 shares are owned individually by his spouse and 17,330 are owned jointly with his spouse.

P-4

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s common stock is registered pursuant to Section 12(b) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. Based on the Corporation’s review of such ownership reports, to the Corporation’s knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2017.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

The Corporation has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are to be elected to hold office for a term of three years, so that the office of one class will expire each year.

A majority of the members of our Board of Directors are independent based on an assessment of each member’s qualifications by the Board, taking into consideration the NASDAQ Stock Market’s requirements for independence. The Board of Directors has concluded that Directors Bauer, Cox, Crooks, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti do not have any material relationships with the Corporation that would impair their independence. There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director. Shareholders of the Corporation are not permitted to cumulate their votes for the election of directors.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of office of the class of directors to which he or she was appointed. Ages are reflected as of December 31, 2017.

P-5

Nominees for Director for Three-Year Terms Expiring in 2021

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

Milissa S. Bauer	55	Executive Vice President and Chief Financial Officer of Kriebel Companies and President of Kriebel Wells Purchase Co., LLC. As a business executive in the Corporation's market area as well as extensive involvement with various business and civic organizations in the communities that the Corporation operates, Ms. Bauer is well qualified to serve as a director.	2015/2015

Deanna K. McCarrier	54	Owner, McCarrier, CPAs. Ms. McCarrier is a certified public accountant. As a business owner in the Corporation's market area as well as involvement with various business and civic organizations in the communities that the Corporation operates, Ms. McCarrier is well qualified to serve as a director.	2016/2016

Nicholas D. Varischetti	34	Attorney with Burns White and Partner in Varischetti Holdings, LP. Based on Mr. Varischetti's legal background, business ownership within the Corporation's market area and involvement with various business and civic organizations, he is well qualified to serve as a director.	2015/2015

The Board of Directors recommends that you vote “FOR” for each of the nominees for director.

P-6

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2019

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

David L. Cox	67	Retired, former Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Cox's prior service as Chairman, President and Chief Executive Officer as well as his subsequent years of service as a director provide the Board with valuable knowledge and experience.	1991/1991

Mark A. Freemer	58	Chief Financial Officer for Varischetti Holdings, LP. Formerly a Partner with Clyde, Ferraro & Co., LLP, Certified Public Accountants. Mr. Freemer is a certified public accountant. As a business executive in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. Freemer is well qualified to serve as a director.	2004/2004

William C. Marsh	51	Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Marsh is a certified public accountant. Mr. Marsh's positions as Chairman, President and Chief Executive Officer, his extensive background in the banking industry and involvement in business and civic organizations in the communities that the Corporation operates, as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.	2006/2006

P-7

Directors Whose Terms Expire in 2020

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

James M. Crooks	65	Owner, F.L. Crooks Clothing Company, Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Crooks is well qualified to serve as a director.	2004/2004

Robert W. Freeman	60	Partner, Beaconfield Consulting Group, LLC. Formerly, Vice President of Information Technology for Phillip Pet Food & Supplies from 2011 to 2013. Based on Mr. Freeman's past employment experiences and financial and technological background, he is well qualified to serve as a director.	2015/2015

Robert L. Hunter	76	Retired Chairman of: Hunter Truck Sales & Service, Inc.; Hunter Leasing, Inc.; Hunter Keystone Peterbilt, LLP; Hunter Erie Truck Sales LLP; Hunter Jersey Peterbilt, LLC; Hunter Services Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Hunter is well qualified to serve as a director.	1974/1989

John B. Mason	69	President, H. B. Beels & Son, Inc. As a former business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Mason is well qualified to serve as a director.	1985/1989

P-8

Board Leadership Structure and Risk Oversight

Board Leadership Structure. Since the Corporation was founded in 1989, the Corporation has employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits the Corporation. A combined Chairman and Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors. William C. Marsh has served as our Chairman and Chief Executive Officer since January 1, 2009. Prior to becoming Chairman and Chief Executive Officer, Mr. Marsh served as Executive Vice President and Chief Financial Officer of the Corporation beginning in 2006. Our Board of Directors is currently comprised of ten directors of which nine, or a majority, are independent directors. The board has three standing committees with separate chairs—the audit, executive and human resources committees. The audit committee and human resources committee are led by independent directors and our executive committee is comprised of a majority of independent directors. We do not have a lead independent director position. The Board has reviewed our Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, the Corporation’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position, is currently the most appropriate Board leadership structure for our Corporation. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.
•	A combined Chairman and Chief Executive Officer is in the best position to be aware of major issues facing the Corporation on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Corporation to be brought to the Board’s attention.
•	A combined Chairman and Chief Executive Officer position eliminates the potential for confusion and duplication of efforts, including among employees.
•	A combined Chairman and Chief Executive Officer position eliminates the potential for confusion as to who leads the Corporation, providing the Corporation with a single public “face” in dealing with shareholders, employees, regulators, analysts and other constituencies.

Risk Oversight. The Board’s role in the Corporation’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

P-9

Directors Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, all directors are expected to attend the Corporation’s annual meeting of shareholders. Seven of the ten directors of the Corporation at the time attended the Corporation’s 2017 annual meeting of shareholders.

Committees and Meetings of the Corporation and the Bank

During 2017, the Board of Directors of the Corporation held seven regular meetings and five special meetings, and the Board of Directors of the Bank held 13 regular meetings and two special meetings. Each of the directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation’s Board of Directors and of the committees on which they serve.

Membership on Certain Board Committees. The Board of Directors of the Corporation has established an audit committee, executive committee, human resources committee and a nominating and corporate governance committee. The human resources committee functions as the Corporation’s compensation committee.

The following table sets forth the membership of such committees as of the date of this proxy statement.

Nominating
			Human	and Corporate
Directors	Audit	Executive	Resources	Governance
Milissa S. Bauer	*
David L. Cox		*		*
James M. Crooks	*
Robert W. Freeman		*
Mark A. Freemer	**	*	*	*
Robert L. Hunter	*	*	**	**
William C. Marsh		**
John B. Mason		*	*	*
Deanna C. McCarrier	*		*
Nicholas D. Varischetti	*		*

 ______________________

*          Member

**       Chairman

Audit Committee. The audit committee of the Board is composed of six members and operates under a written charter adopted by the Board of Directors. During 2017, the audit committee consisted of Directors Freemer (Chairman), Bauer, Crooks, Hunter, McCarrier and Varischetti. The Board of Directors has identified Mark A. Freemer as an audit committee financial expert. The audit committee met four times in 2017. The Board of Directors has determined that each committee member is “independent,” as defined by Corporation policy, SEC rules and the NASDAQ listing standards.

P-10

The audit committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the audit committee. The full text of the audit committee charter is available on our website at www.emclairefinancial.com. Pursuant to the charter, the audit committee has the following responsibilities:

•	To monitor the preparation of quarterly and annual financial reports;
•	To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
•	To review the general scope of the annual audit and the fees charged by the independent auditors.

Human Resources Committee. The human resources committee of the Board functions as the compensation committee and has the responsibility to evaluate the performance of and determine the compensation for the Chairman of the Board, President and Chief Executive Officer of the Corporation, to approve the compensation structure for senior management and the members of the Board of Directors, to review the Corporation’s salary administration program, and to review and administer the Corporation’s bonus plans, including the management incentive program.

The human resources committee, which is currently composed entirely of independent directors, administers the Corporation’s executive compensation program. In 2017, the members of the human resources committee consisted of Directors Hunter (Chairman), Freemer, Mason, McCarrier and Varischetti. All of the members meet all of the independence requirements under the listing requirements of the NASDAQ Stock Market.

The human resources committee is committed to high standards of corporate governance. The human resources committee’s charter reflects the foregoing responsibilities and commitment, and the human resources committee and the Board will periodically review and revise the charter, as appropriate. The full text of the human resources committee charter is available on our website at www.emclairefinancial.com. The human resources committee’s membership is determined by the Board. There were three meetings of the full human resources committee in 2017.

The human resources committee has exercised exclusive authority over the compensation paid to the Corporation’s Chairman of the Board, President and Chief Executive Officer and reviews and approves salary increases and bonuses for the Corporation’s other executive officers as prepared and submitted to the human resources committee by the Chairman of the Board, President and Chief Executive Officer. Although the human resources committee does not delegate any of its authority for determining executive compensation, the human resources committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the human resources committee.

Nominating and Corporate Governance Committee. The Corporation has established a nominating and corporate governance committee to identify and recommend to the full Board of Directors the selection of qualified individuals to serve as Board members, recommend to the full Board director nominees for each annual meeting of shareholders, review existing corporate governance documents, establish corporate governance principles applicable to the Corporation and to govern the conduct of the Board and its members, and review nominations for director submitted by shareholders. During 2017, the members of this committee were Messrs. Hunter (Chairman), Cox, Freemer and Mason. Each of these persons is independent within the meaning of the rules of the NASDAQ Stock Market. The nominating and corporate governance committee operates pursuant to a written charter, which can be viewed on our website at www.emclairefinancial.com. The nominating and corporate governance committee met one time in connection with the nominations for the election of directors at the annual meeting.

P-11

The nominating and corporate governance committee considers candidates for director suggested by its members and other directors, as well as management and shareholders. The nominating and corporate governance committee also may solicit prospective nominees identified by it. The committee will also consider whether to nominate any person nominated pursuant to the provision of our bylaws relating to shareholder nominations. The nominating and corporate governance committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Once the nominating and corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Section 10.1 of our bylaws governs shareholder nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors by a shareholder to be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholders’ notice must be received by the Corporation not later than 60 days prior to the annual meeting called for the election of directors. Each written notice of a shareholder nomination must set forth certain information specified in the bylaws. Any nomination of any person not made in compliance with the procedures set forth in the bylaws shall be disregarded by the presiding officer of the meeting and any votes for such nominee shall be disregarded.

Executive Officers Who are Not Directors

Set forth below is information with respect to the principal occupations during at least the last five years for the current executive officers of the Corporation who do not serve as directors. All executive officers of the Corporation are elected annually by the Board of Directors and serve at the discretion of the Board. There are no arrangements or understandings between the executive officers and the Corporation and any person pursuant to which such persons have been selected officers. Ages are reflected as of December 31, 2017.

Matthew J. Lucco, age 38. Mr. Lucco is Senior Vice President, Secretary and Chief Risk and Credit Officer of the Corporation and Senior Vice President and Chief Risk and Strategy Officer of the Bank, positons he has held since July 2017. Previously, Mr. Lucco served as Treasurer and Chief Financial Officer of the Corporation from August 2010 until July 2017 and as Senior Vice President and Chief Financial Officer of the Bank from August 2010 until July 2017 and as Chief Credit Officer of the Bank from January 2016 until July 2017.

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Amanda L. Engles, Age 39. Ms. Engles is Senior Vice President, Treasurer and Chief Financial Officer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank, positions she has held since July 2017. Ms. Engles previously served as Principal Accounting Officer and Secretary of the Corporation as well as Vice President and Controller of the Bank since October 2007. She previously served as Treasurer of the Corporation from October 2007 through August 2010.

Jennifer A. Roxbury, age 48. Ms. Roxbury is Assistant Secretary of the Corporation and Senior Vice President and Chief Operating Officer of the Bank. Ms. Roxbury was appointed Assistant Secretary in 2016 and has served in her role at the Bank since October 2011.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the past two years to our principal executive officer as well as our two other highest compensated executive officers in 2017 (who we refer to as “named executive officers”).

					All
				Stock	Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Compensation (3)	Total
William C. Marsh, Chairman,	2017	$345,697	$131,711	$125,480	$44,714	$647,602
President and Chief Executive Officer	2016	$319,853	$98,275	$93,590	$43,997	$555,715

Jennifer A. Roxbury, Senior Vice President	2017	$163,200	$41,453	$47,055	$10,145	$261,853
and Chief Operating Officer	2016	$151,410	$31,014	$13,370	$8,586	$204,380

Matthew J. Lucco, Senior Vice President,	2017	$163,200	$41,453	$23,528	$10,533	$238,713
Secretary and Chief Risk & Strategy Officer	2016	$151,455	$31,023	$20,055	$10,344	$212,877

____________________

(1)	Bonus amounts presented for 2017 were paid in 2018 for 2017 performance pursuant to the Corporation’s Incentive Compensation Plan.
(2)	Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2017 and 2016 pursuant to the 2007 Stock Incentive Plan and Trust adopted in 2007 and the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.
(3)	Includes (i) director’s fees from the Corporation and the Bank totaling $27,000 for 2017 and 2016 for Mr. Marsh and (ii) matching amounts and discretionary profit sharing contributions made under the Corporation’s 401(k) plan for all the named executive officers.

Outside Compensation Consultants

Periodically, the Corporation retains a compensation consulting firm to review its compensation structure. During 2016 and 2017, the Corporation retained L.R. Webber Associates, Inc. (“L.R. Webber”) to assist the human resources committee in setting compensation levels. The human resources committee considered L.R. Webber to be independent and concluded that the consultant had no conflicts of interest with respect to its engagement. The consultant reviewed the Corporation’s compensation practices and compared them with compensation practices of institutions similar in size and performance to the Corporation. The human resources committee considered L.R. Webber’s review of compensation levels in establishing the compensation amounts of the Corporation’s President and Chief Executive Officer and Board of Directors.

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Pension Plan

The Bank maintains a defined benefit pension plan for all eligible employees. An employee becomes vested in the plan after three years. Upon retirement at age 65, a terminated participant is entitled to receive a monthly benefit. Prior to a 2002 amendment to the plan, the benefit formula was 1.1% of average monthly compensation plus 0.4% of average monthly compensation in excess of $675 multiplied by years of service. In 2002, the plan was amended to change the benefit structure to a cash balance formula under which the benefit payable is the actuarial equivalent of the hypothetical account balance at normal retirement age. However, the benefits already accrued by the employees prior to the amendment were not reduced. In addition, the prior benefit formula continued through December 31, 2012, as a minimum benefit. The Bank amended the defined benefit pension plan to freeze the benefits under the plan effective as of April 30, 2013, with no additional benefits to accrue after such date.

401(k) Plan

The Corporation maintains a defined contribution 401(k) plan. Employees are eligible to participate by providing tax-deferred contributions up to 20% of qualified compensation. Employee contributions are vested at all times. The Corporation provides a matching contribution of up to 4% of the participant’s salary. The Corporation may also make, at the sole discretion of its Board of Directors, a profit sharing contribution.

Supplemental Retirement Agreements

In November 2015, the Bank entered into amended and restated supplemental retirement agreements (“Supplemental Agreements”) with Messrs. Marsh and Lucco and Ms. Roxbury, which amended prior supplemental agreements originally entered into with Mr. Marsh in October 2002 and with Mr. Lucco and Ms. Roxbury in August 2012. The Supplemental Agreements are non-qualified defined benefit plans and are unfunded. The Supplemental Agreements have no assets, and the benefits payable under the Supplemental Agreements are not secured. The Supplemental Agreement participants are general creditors of the Bank in regards to their vested Supplemental Agreement benefits. The Supplemental Agreements provide for retirement benefits upon reaching age 65, and the participants become vested in their benefits up until their normal retirement age. Upon attaining normal retirement age, Messrs. Marsh and Lucco and Ms. Roxbury would be entitled to $1.6 million, $1.0 million and $900,000, respectively, over a 20-year period under their Supplemental Agreements.

Each of the Supplemental Agreements provides that in the event of a change in control of the Corporation or the Bank (as defined in the agreements), the executive will receive his supplemental retirement benefits in a lump sum payment if the change in control occurs before the executive’s employment is terminated and before the executive reaches normal retirement age. If a change in control had occurred on December 31, 2017, Messrs. Marsh and Lucco and Ms. Roxbury would have been entitled to lump sum payments of $507,828, $177,114 and $249,167, respectively. Such payments could be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

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The Supplemental Agreements prohibit the executives from competing against the Bank or soliciting customers or employees of the Bank for a period of three years following a termination of employment if such termination occurs prior to a change in control. If the executives are still employed at the time of a change in control, the Supplemental Agreements with Mr. Lucco and Ms. Roxbury impose non-compete and non-solicitation provisions for a period of six months following the change in control. The employment agreement with Mr. Marsh described below imposes non-compete and non-solicitation provisions for a period of 12 months following a change in control. The Bank has entered into similar Supplemental Agreements with other officers.

Employment and Change in Control Agreements

In November 2015, the Corporation and the Bank entered into an amended and restated employment agreement with William C. Marsh to serve as Chairman, President and Chief Executive Officer, which amended prior employment agreements originally entered into with Mr. Marsh in July 2007. The current term of the agreement expires on December 31, 2019 and will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. The agreement also provides that if the executive is terminated by the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then Mr. Marsh will be entitled to the payment of a lump sum cash severance amount equal to three times his average annual compensation (as defined in the agreement) during the five calendar years preceding the year of termination, the continuation of his insurance benefits for up to 36 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 36 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The employment agreement imposes non-compete and non-solicitation provisions on Mr. Marsh for a period of 18 months if his employment is terminated prior to a change in control and for a period of 12 months if his employment is terminated concurrently with or following a change in control.

In November 2015, the Corporation and the Bank entered into amended and restated change in control agreements with Matthew J. Lucco and with Jennifer A. Roxbury. The agreements amended the change in control agreements originally entered into with Mr. Lucco in August 2010 and with Ms. Roxbury in October 2011. The change in control agreements currently expire on December 31, 2018, and the term will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. If a change in control occurs during the term of the agreements at a time when there is less than one year remaining in the term, then the remaining term of the agreements will be automatically extended until the one-year anniversary of the completion of the change in control.

The change in control agreements for Mr. Lucco and Ms. Roxbury provide that if the executive is terminated by the Corporation or the Bank (or any successor) within 24 months subsequent to a change in control of the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then the executive will be entitled to the payment of a lump sum cash severance amount equal to two times the executive’s highest annual compensation (as defined in the agreement) during the year of termination or either of the two preceding calendar years, the continuation of the executive’s insurance benefits for up to 24 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 24 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The Bank has entered into similar change in control agreements with other officers.

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Outstanding Equity Awards at Fiscal Year-End

The following tables set forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of awards held as of December 31, 2017. All awards were granted pursuant to the Corporation’s 2007 Stock Incentive Plan and Trust adopted in 2007 and approved by shareholders at the 2007 annual meeting or the 2014 Stock Incentive Plan adopted in 2014 and approved by shareholders at the 2014 annual meeting.

	Stock Awards
	Number of Shares of Stock	Market Value of Shares of Stock	Vesting
Name	Not Vested	Not Vested (1)	Date
William C. Marsh	3,000	$91,050	12/11/2018
William C. Marsh	3,500	$106,225	12/07/2019
William C. Marsh	4,000	$121,400	12/08/2020
Matthew J. Lucco	750	$22,763	12/11/2018
Matthew J. Lucco	1,000	$30,350	12/07/2019
Matthew J. Lucco	750	$22,763	12/08/2020
Jennifer A. Roxbury	350	$10,623	12/11/2018
Jennifer A. Roxbury	500	$15,175	12/07/2019
Jennifer A. Roxbury	1,500	$45,525	12/08/2020

 ____________

(1) Based upon the fair market value of a share of common stock of the Corporation as of December 31, 2017.

Certain Transactions

Other than as set forth below, there have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

The Bank, like many financial institutions, has followed a written policy of granting various types of loans to officers, directors, and employees and under such policy grants a discount of 100 basis points on loans extended to all employees, including executive officers. With the exception of such policy, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All such loans are approved by the Board of Directors.

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The following table presents a summary of loans in excess of $120,000 with preferential pricing (100 basis point discount) extended by the Bank to any of the Corporation’s executive officers or immediate family members of such individuals. In addition, the Corporation had two directors and one executive officer whose loans totaled more than $120,000 at December 31, 2017, however in these instances the loans made with preferential pricing did not exceed $120,000.

		Year	Highest Principal Balance During	Balance	Amount Paid During Year		Interest
Name and Position	Type	Made	Year	12/31/17	Principal	Interest	Rate
David L. Cox, Director	Residential Mortgage	2010	$153,240	$145,107	$8,133	$6,309	4.00%

Director Compensation

During 2017, directors received $1,500 per month for their services as a director of the Bank and $750 for attendance at board meetings. The Chairmen of the audit and human resource committees received an additional $200 per month for their services as Committee Chairmen. No additional compensation is paid for service as a director of the Corporation. In addition, non-employee directors received $400 for each Bank committee meeting that they attended during 2017.

The following table sets forth information concerning compensation paid or accrued by the Corporation and the Bank to each member of the Board of Directors with the exception of named executive officers reported within the Summary Compensation Table during the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Milissa S. Bauer	36,150	15,685	-	51,835
David L. Cox	36,200	15,685	26,000	77,885
James M. Crooks	36,950	15,685	-	52,635
Robert W. Freeman	29,750	15,685	-	45,435
Mark A. Freemer	34,600	15,685	-	50,285
Robert L. Hunter	33,350	15,685	-	49,035
John B. Mason	35,400	15,685	-	51,085
Deanna K. McCarrier (3)	32,150	15,685	-	47,835
Nicholas D. Varischetti	30,950	15,685	-	46,635

 ____________

(1)	Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2017 pursuant to the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. Directors Bauer, Cox, Crooks, Freeman, Freemer, Hunter, Mason and Varischetti also have a total of 1,500 stock awards of which 500 vest on December 11, 2018, December 7, 2019 and December 8, 2020, respectively. Director McCarrier has 1,000 stock awards of which 500 vest on December 7, 2019 and December 8, 2020.
(2)	Reflects amounts distributed under the Corporation’s Supplemental Retirement Agreements.

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REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility, the audit committee has met and held discussions with management and Crowe Horwath LLP, the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Corporation, and has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002, including considering the permissibility of non-audit services with the auditors’ independence.

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Corporation and Crowe Horwath LLP that bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee discussed with the independent auditors any relationships that may impact the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Mark A. Freemer, Chairman

Milissa S. Bauer

James M. Crooks

Robert L. Hunter

Deanna K. McCarrier

Nicholas D. Varischetti

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PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO

ELIMINATE THE CURRENT SUPERMAJORITY VOTING PROVISION FOR A MERGER

OR SIMILAR TRANSACTION IN CERTAIN CIRCUMSTANCES

The Board of Directors proposes that shareholders approve an amendment to our Amended and Restated Articles of Incorporation (the “Articles”) to revise a provision that currently requires approval of the holders of at least 80% of the outstanding shares of common stock for a merger or similar transaction. Currently, Article 8 of the Articles provides as follows:

Article 8. No merger, consolidation, liquidation or dissolution of this Corporation nor any action that would result in the sale or other disposition of all or substantially all of the assets of this Corporation shall be valid unless first approved by the holders of at least eighty percent (80%) of the outstanding shares of Common Stock of this Corporation. This Article 8 may not be amended unless first approved by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Common Stock of this Corporation.

This provision was included in the original Articles of Incorporation when the Corporation was formed in 1989 and was retained when the Articles were amended and restated in 1996. This provision could impede the ability of the Board of Directors to enter in a merger or sale of the Corporation or a potential acquisition by the Corporation in the future if it desired to do so, even if the Board of Directors and majority of shareholders were in favor of the transaction. A merger or sale transaction could be beneficial to shareholders, provide a premium to the market value of the common stock and not be approved because of the 80% vote requirement. Obtaining the vote of 80% of the outstanding shares of common stock is a very high and difficult threshold to achieve for any proposal to be considered by shareholders of a public company. Many shareholders, particularly holders of a relatively small position of a stock, do not bother to return a proxy or to vote even if they are in favor of a proposal. A potential acquisition by the Corporation could enhance franchise value, be accretive to earnings per share and position the Corporation for additional growth and sustained profitability. The provision might also discourage a potential acquirer from pursuing a friendly merger with the Corporation out of concern that the required 80% shareholder approval might not be obtained. Due to a lack of clarity in Article 8 as currently drafted, an argument could be made that the supermajority vote requirement may be required even where the Corporation is acquiring another company and is the surviving company in the merger. The Board of Directors believes that such an interpretation was not the intent of Article 8 when it was originally implemented and believes that it is in the best interests of the Corporation and its shareholders to amend and clarify the Articles on this point.

The Board of Directors has approved, subject to shareholder approval, the amendment and restatement of Article 8 of the Articles as follows:

Article 8. No merger, consolidation, liquidation or dissolution of this Corporation nor any action that would result in the sale or other disposition of all or substantially all of the assets of this Corporation shall be valid unless first approved by the holders of at least two-thirds of the shares of Common Stock of this Corporation which are issued and outstanding and entitled to vote generally in an election of directors, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof. This two-thirds vote requirement referenced in the preceding sentence shall not apply if (i) the merger or other transaction is first approved by a majority of the Board of Directors of the Corporation then in office, or (ii) the Corporation is the surviving entity of the merger, consolidation or other transaction, and in either such event, the action will require only such affirmative vote as may be required by applicable law. This Article 8 may not be amended unless first approved by the affirmative vote of the holders of at least two-thirds of the shares of Common Stock of this Corporation which are issued and outstanding and entitled to vote generally in an election of directors, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof.

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The amendment reduces the 80% vote requirement to two-thirds of the outstanding shares of common stock and eliminates the supermajority vote requirement if the transaction is first approved by a majority of the Board of Directors. In addition, the amendment makes clear that the supermajority vote is not applicable if the Corporation is the surviving entity of a merger or similar transaction. If the amendment is approved by shareholders, in the event a merger or similar transaction is first approved by the Board of Directors, then a vote of a majority of the votes cast by shareholders will be sufficient shareholder approval in accordance with Pennsylvania law. In addition, if the amendment is approved by shareholders, then under applicable Pennsylvania law, with certain exceptions, no approval of the Corporation’s shareholders will be required for a merger first approved by the Board of Directors when the Corporation will be the surviving entity.

The amendment provides for a two-thirds supermajority vote of shareholders if the transaction is not first approved by the Board of Directors. The Board of Directors believes that a two-thirds vote requirement in such circumstances provides protection against unfair, potentially abusive takeover attempts by encouraging an acquirer to negotiate directly with the Board, ensuring that the Board can negotiate fair and adequate offers that are in the best interests of the Corporation and its shareholders and protect against abusive or coercive takeover tactics. The Board believes that this provision as revised is usual and customary and is in accordance with sound corporate governance standards.

The Board of Directors has carefully considered the advantages and disadvantages of the amendment and the applicability of a supermajority voting provision in certain circumstances and has approved the amendment and restatement of Article 8 and recommends that shareholders vote to approve the amendment.

Vote Required for Approval and Board Recommendation

Under current Article 8, the affirmative vote of 80% of the outstanding common stock is required for approval of this proposal. Because of the required vote, abstentions and unvoted shares, including broker non-votes, will have the same effect as a vote against the proposal. Please vote your proxy by mail, via the Internet or by telephone as soon as practicable so your vote can be counted.

If this proposal is approved by the requisite vote of shareholders, the Corporation intends to promptly file Articles of Amendment with the Commonwealth of Pennsylvania to amend the Corporation’s Articles. If the proposal is not approved, current Article 8 of the Articles will remain in effect.

The Board of Directors recommends that you vote for approval of the amendment to our Amended and Restated Articles of Incorporation.

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RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of the Corporation has appointed Crowe Horwath LLP, Certified Public Accountants, to perform the audit of the Corporation's consolidated financial statements for the year ending December 31, 2018, and has further directed that the selection of Crowe Horwath as the Corporation’s independent registered public accounting firm be submitted for ratification by the shareholders at the annual meeting. The Corporation has been advised by Crowe Horwath that neither the firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients. Crowe Horwath will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Vote Required; Effect

Unless instructed to the contrary, it is intended that proxies will be voted for the ratification of the selection of Crowe Horwath, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Ratification of Crowe Horwath as the Corporation’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment by the audit committee of the Board of Directors of Crowe Horwath LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2018.

It is understood that even if the selection of Crowe Horwath is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Corporation and its shareholders.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the Board of Directors has appointed Crowe Horwath LLP as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2018. In evaluating whether to appoint Crowe Horwath to perform the audit of the Corporation’s financial statements for the year ending December 31, 2018, the audit committee considered the compatibility of the non-audit services provided to the Corporation by Crowe Horwath in 2017 described below on the independence of Crowe Horwath from the Corporation.

In addition to performing customary audit services related to the audit of the Corporation’s financial statements, Crowe Horwath LLP will assist the Corporation with the preparation of its federal and state tax returns and will perform required retirement plan audits, charging the Corporation for such services at its customary hourly billing rates.

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The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

During 2017, each new engagement of the independent registered public accounting firm was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Auditor Fees

The following table sets forth the aggregate fees paid by us to Crowe Horwath in 2017 and 2016 for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements, as well as the fees paid by us for audit-related services, tax services and all other services rendered by Crowe Horwath in 2017 and 2016.

	2017	2016
Audit fees (1)		$95,000
Audit-related fees (2)		24,500
Tax fees		20,150
Total	$-	$139,650

_____________________________

(1)         The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Corporation incurred for professional services rendered for the audit of the Corporation’s annual financial statements for fiscal years 2017 and 2016 and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Forms 10-Q for fiscal years 2017 and 2016.

(2)         The audit-related fees include audits of the Corporation’s benefit plans for both years. These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements.

ANNUAL REPORT

A copy of the Corporation’s Annual Report for its fiscal year ended December 31, 2017, is being mailed with this Proxy Statement and is available over the Internet at www.emclairefinancial.com. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation’s proxy statement for its 2019 Annual Meeting of Shareholders to be held in April 2019 must deliver such proposal in writing to the Secretary of Emclaire Financial Corp at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, no later than November 23, 2018.

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Under the Corporation’s current bylaws, business proposal nominations for directors other than those to be included in the Corporation’s proxy materials following the procedures described in Rule 14a-8 under the 1934 Act, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the bylaws. Nominations must be received no less than sixty (60) days prior to the annual meeting.

In the event the Corporation receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Corporation’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment.

SHAREHOLDER COMMUNICATION WITH THE BOARD

The Corporation does not have a formal procedure for shareholder communication with its Board of Directors. In general, officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the President with a request to forward the same to the intended recipient. In the alternative, shareholders can send correspondence to the Board to the attention of the Board Chairman, William C. Marsh, or to the attention of the Chairman of the Audit Committee, Mark A. Freemer, in care of the Corporation at the Corporation’s address. All such communications will be forwarded unopened.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Upon written request, a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 may be obtained, without charge from Matthew J. Lucco, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373. In addition, the Corporation files reports with the SEC. Free copies can be obtained from the SEC website at www.sec.gov or on the Corporation’s website at www.emclairefinancial.com.

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ANNUAL MEETING OF SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP April 25, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy materials for the 2018 Annual Meeting of Shareholders, including the Proxy Statement and 2017 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330300000000001000 2 042518 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE LISTED NOMINEES AND "FOR" PROPOSAL 2 AND PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of three Directors for three-year terms to expire in 2021. 2. To amend the Corporation’s Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Milissa S. Bauer O Deanna K. McCarrier O Nicholas D. Varischetti 3. To ratify the selection of Crowe Horwath LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION, FOR RATIFICATION OF CROWE HORWATH LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018 AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 23, 2018 and an Annual Report to Shareholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EMCLAIRE FINANCIAL CORP PROXY ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 25, 2018, at The Farmers National Bank of Emlenton, 612 Main Street, Emlenton, PA 16373, at 9:00 a.m., local time, and at any adjournment or postponement thereof as follows: (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP April 25, 2018 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy materials for the 2018 Annual Meeting of Shareholders, including the Proxy Statement and 2017 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 20330300000000001000 2 042518 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE LISTED NOMINEES AND "FOR" PROPOSAL 2 AND PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of three Directors for three-year terms to expire in 2021. 2. To amend the Corporation’s Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Milissa S. Bauer O Deanna K. McCarrier O Nicholas D. Varischetti transaction in certain circumstances. 3. To ratify the selection of Crowe Horwath LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION, FOR RATIFICATION OF CROWE HORWATH LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018 AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 23, 2018 and an Annual Report to Shareholders. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.